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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 5, 2000

                             PENN-AKRON CORPORATION
             (Exact name of Registrant as Specified in its Charter)


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          NEVADA                         0-12597               11-1843262
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             1355 TERRELL MILL ROAD
                                 BUILDING #1466
                             MARIETTA, GEORGIA 30067
                                 (770) 541-0030

  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


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Item 4.           Changes in Registrant's Certifying Accountant.

         On July 5, 2000, Penn-Akron Corporation (the "Company"), retained and appointed the accounting firm of Windham Brannon P.C. as the Company's independent accountants to audit the Company's financial statements for the fiscal year ending February 28, 2001. The decision to retain and appoint the accounting firm of Windham Brannon P.C. was approved by the Company's Board of Directors on July 5, 2000. Windham Brannon P.C. formerly served as the independent accountants for Spherus Technologies, Inc., d/b/a globalseer before it merged into the Company on April 14, 2000 pursuant to a Merger Agreement dated March 23, 2000. The Company will continue to consult with the accounting firm of Andersen, Andersen & Strong ("Andersen") regarding previous years financial statements audited by Andersen.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PENN-AKRON CORPORATION


Date: July 11, 2000                             /s/ Christopher J.S. Baker
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                                           By:  Christopher J.S. Baker
                                                (Principal Accounting Officer)